   COMMON STOCK                                                                                             COMMON STOCK
      NUMBER                                                                                                    SHARES

                                                             DYAX CORP.


                                                             DYAX CORP.

                                                                                                           CUSIP 26746E 10 3
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT










is the owner of

                              FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

DYAX CORP. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the laws of the State of Delaware, the Restated Certificate of
Incorporation and Restated By-Laws of the Corporation and all amendments thereto, to which the holder of this certificate by acceptance hereof assents.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                           Date:

SEAL


                  --------------------------------                --------------------------------------------------
                            PRESIDENT                                                  TREASURER


                                                                  Countersigned and Registered
                                                                           BOSTON EQUISERVE LIMITED PARTNERSHIP
                                                                                    Boston, MA
                                                                                                Transfer Agent
                                                                                                and Registrar

                                                                  By
                                                                     -----------------------------------------------
                                                                                                Authorized Signature
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


         THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF
STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, UPON
REQUEST, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE
PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR
SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common               UNIF GIFT MIN ACT - __________ Custodian __________
         TEN ENT - as tenants by the entireties                             (Cust)               (Minor)
         JT TEN  - as joint tenants with
                   right of survivorship and                   under Uniform Gifts to Minors
                   not as tenants in common
                                                               Apt ______________________________________
                                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


----------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date _________________

                          -----------------------------
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:



--------------------------------------------------------------------------------
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.